Exhibit 99.1

Aon Signs Definitive Agreement to Sell Significant Majority of NFP’s Wealth Business to Madison Dearborn Partners

•	The agreement includes Wealthspire Advisors, Fiducient Advisors, Newport Private Wealth and related platforms

•	Transaction reinforces Aon’s focus on core Risk Capital and Human Capital capabilities and presence in the middle market

•	Madison Dearborn Partners to support further growth of businesses to meet evolving client needs

•	Purchase price estimated to be $2.7 billion at time of close, which is expected in Q4 2025

DUBLIN and CHICAGO, Sept. 3, 2025 - Aon plc (NYSE: AON), a leading global professional services firm, today announced that it has signed a definitive agreement to sell a significant majority of NFP’s wealth business – Wealthspire Advisors, Fiducient Advisors, Newport Private Wealth and related platforms – to Madison Dearborn Partners, LLC (“MDP”), a leading private equity investment firm based in Chicago.

“With our 3x3 Plan to accelerate our Aon United strategy, we are more focused than ever on serving our clients’ risk and people needs with distinction,” said Greg Case, CEO of Aon. “This transaction reinforces our ongoing commitment to investing in and growing our core Risk Capital and Human Capital capabilities. Through disciplined portfolio management, we are further strengthening our capital position while enabling greater flexibility for high-return growth investments that drive sustained value creation and shareholder returns.”

Case added: “We remain highly committed to our core wealth and retirement business helping employers, fiduciaries and investment officers through our leading institutional retirement, investment consulting and delegated management capabilities and expertise.”

“For more than twenty years, we have successfully generated value for our portfolio companies in the financial services sector and are tremendously excited to welcome these outstanding businesses back to MDP,” said Vahe Dombalagian, Managing Partner and Co-Head of Financial Services at MDP, who led the transaction alongside Matt Raino, Partner and Co-Head of Financial Services at MDP. “Aon and NFP have been great partners and we’re pleased to deepen our relationship through this transaction.”

Following the close of the transaction, the MDP-acquired businesses will be consolidated and operate under a unified brand name. The company will be led by Michael LaMena, (currently CEO of Wealthspire Advisors) as CEO and Carl Nelson (currently Head of M&A for NFP) as President.

“With MDP’s support, these companies will continue to thrive, working together to grow organically and through acquisitions, enhance the value they deliver to clients and create new opportunities for employee development,” said Doug Hammond, CEO of NFP. “We look forward to continuing to accelerate growth in our middle market-focused businesses by helping clients overcome challenges and meet their goals.”

Under the terms of the transaction, MDP will acquire the businesses for a total consideration estimated to be $2.7 billion at the time of close, resulting in total after-tax cash proceeds of approximately $2.2 billion. The businesses represent approximately $127 million in EBITDA for the trailing twelve-month period ending June 30, 2025. The transaction is expected to close in late Q4 2025, subject to the satisfaction of customary closing conditions, including receipt of regulatory approvals. Given the expected timing of the close, the financial impact to Aon’s full-year 2025 results is not expected to be material.

Advisors

UBS Investment Bank served as lead financial advisor and Moelis & Company LLC served as financial advisor to Aon on the transaction. Skadden, Arps, Slate, Meagher & Flom LLP and Dentons acted as external legal counsel to Aon. Goldman Sachs & Co LLC acted as the financial advisor to MDP on the transaction. Paul, Weiss, Rifkind, Wharton & Garrison LLP and Kirkland & Ellis, LLP provided legal counsel to MDP.

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About Aon

Aon plc (NYSE: AON) exists to shape decisions for the better — to protect and enrich the lives of people around the world. Through actionable analytic insight, globally integrated Risk Capital and Human Capital expertise, and locally relevant solutions, our colleagues provide clients in over 120 countries with the clarity and confidence to make better risk and people decisions that protect and grow their businesses.

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About NFP

NFP, an Aon company, is an organization of consultative advisors and problem solvers helping companies and individuals address their most significant risk, workforce, wealth management and retirement challenges. With colleagues across the U.S., Puerto Rico, Canada, UK and Ireland, we serve a diversity of clients, industries and communities. Our global capabilities, specialized expertise and customized solutions span property and casualty insurance, benefits, wealth management and retirement plan advisory. Together, we put people first, prioritize partnerships and continuously advance a culture we’re proud of.

About Madison Dearborn Partners

Madison Dearborn Partners, LLC (“MDP”) is a leading private equity investment firm based in Chicago. Since MDP’s formation in 1992, the firm has raised aggregate capital of more than $31 billion and has completed over 160 platform investments. MDP invests across four dedicated industry verticals, including financial services, healthcare, basic industries, and technology & government. Drawing on deep industry and operational expertise, MDP works closely with management teams to drive value creation and operational improvement across its portfolio. For more information, please visit www.mdcp.com

Media Contacts

Aon

mediainquiries@aon.com

Toll-free (U.S., Canada and Puerto Rico): +1 833 751 8114

International: +1 312 381 3024

Madison Dearborn Partners

Deven Anand

H/Advisors Abernathy

abmacmdcp@h-advisors.global

212.371.5999

Safe Harbor Statement

This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations. All statements, other than statements of historical facts, that address activities, events or developments that Aon expects or anticipates may occur in the future, including, without limitation, statements about the anticipated benefits of the transaction, estimated purchase price, financial impact to Aon and Aon’s 2025 financial results, Aon’s capital position, and expected closing date are forward-looking statements. Also, when Aon uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “positioned”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements: adverse effects on the market price of Aon’s securities and on Aon’s operating results for any reason, the failure to realize the expected benefits of the transaction, the failure to close the transaction, changes in global, political, economic, business, competitive and market forces, regulatory action, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, significant transaction costs or difficulties in connection with the transaction and/or unknown or inestimable liabilities, potential litigation associated with the transaction, the potential impact of the consummation of the transaction on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect Aon.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning Aon and its businesses, including factors that could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2024 for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.